UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

Premier, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC28277

(Address of principal executive offices, including zip code)

(704) 357-0022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2023, Premier, Inc. (the “Company”) announced Leigh Anderson has been appointed Chief Operating Officer of the Company, effective as of September 12, 2023. Mr. Anderson had previously been President of Performance Services of the Company.

In connection with Mr. Anderson’s promotion, based on the recommendation of the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Board approved the following changes to his fiscal 2024 compensation package:

Compensation Element	Fiscal 2023	Fiscal 2024	Percentage Increase
Base Salary	$608,465	$670,000	10.11%
AIP Target	75%	75%	0%
Equity Target	225%	275%	34.7%

The Committee and the Board determined it would be in the best interest of the Company and its stockholders to make the compensation changes set forth above to promote retention and recognize and incentivize the continued performance and value to the Company of Mr. Anderson.

Any information with respect to Mr. Anderson required to be disclosed under Items 401(b), (d), (e) and Item 404(a) of Regulation S-K pursuant to Item 5.02(c)(2) of Form 8-K has been included in the Company’s most recent proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 19, 2022.

On September 12, 2023, the Company issued a press release announcing the appointment of Mr. Anderson, a copy of which is furnished as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Premier, Inc., dated September 12, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Premier, Inc.

Date: September 12, 2023	By:	/s/ Michael J. Alkire
	Name:	Michael J. Alkire
	Title:	President and Chief Executive Officer